UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 24, 2012
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

This is the first page of a 4 page document.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s Shareholders was held on September 20, 2012.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this meeting, the shareholders were requested to: (1) elect a board of directors; 2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2013; and (3) cast an advisory vote on executive compensation

(1)
At the Meeting, the holders of 47,691,977 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld from each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Mari J. Baker	44,218,432	414,344	3,059,201
Raymond W. McDaniel, Jr.	44,550,793	81,983	3,059,201
William B. Plummer	44,194,370	438,406	3,059,201
Kalpana Raina	44,164,186	468,590	3,059,201

(1)
At the Meeting, the holders of 9,153,393 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Jean-Lou Chameau	8,532,381	5,357	615,655
Linda Katehi	8,532,381	5,357	615,665
Matthew S. Kissner	8,532,381	5,357	615,665
Eduardo Menascé	8,532,381	5,357	615,655
William J. Pesce	8,532,381	5,357	615,655
Stephen M. Smith	8,532,381	5,357	615,655
Jesse C. Wiley	8,530,781	6,957	615,655
Peter Booth Wiley	8,532,381	5,357	615,655

(2)
At the Meeting, the holders of 13,922,591 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to vote the approval of KPMG LLP as independent accountants for the Company for the fiscal year ending April 30, 2013; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,882,188	39,840	563

(3)
At the Meeting, the holders of 13,882,188 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,906,067	66,088	28,861	921,575

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Stephen M. Smith
Stephen M. Smith
President and Chief Executive Officer

By	/s/ Ellis E. Cousens
Ellis E. Cousens
Executive Vice President and
Chief Financial & Operations Officer

Dated: September 24, 2012